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                                                                   Exhibit 10.34


                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                       FIRST AMENDMENT TO CREDIT AGREEMENT


To the Banks Party to the Credit
  Agreement Identified Below

Gentlemen:

         We refer to the Credit Agreement dated as of August 18, 1999 among Phoenix Home Life Mutual Insurance Company, Bank of Montreal as Arranger and Administrative Agent, Fleet National Bank as Documentation Agent and the Banks party thereto (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

         Upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signature of the Company and the Banks the definition of the term "Termination Date" appearing in Section 8.1 of the Credit Agreement shall be amended by striking the date "August 17, 2000" appearing therein and substituting the date "October 4, 2000" therefor.

         Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this First Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This First Amendment to Credit Agreement may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all but one in the same instrument. This First Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the state of New York.

         Upon your acceptance hereof in the space provided for that purpose below, this Agreement shall be a contract between us for the purposes hereinabove set forth.

         Executed and delivered as of this 31st day of July 2000.

                                       PHOENIX HOME LIFE MUTUAL INSURANCE
                                          COMPANY

                                       By /s/ Raymond E. Cummings
                                              ---------------------------
                                              Raymond E. Cummings
                                          Its Vice President & Chairman

         Accepted and agreed to as of the day and year last above written.
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                                       BANK OF MONTREAL

                                       By /s/ Bruce A. Pietka
                                              ---------------------------------
                                              Bruce A. Pietka
                                          Its Director

                                       FLEET NATIONAL BANK

                                       By /s/ David W. Albanesi
                                              ---------------------------------
                                              David W. Albanesi
                                          Its Vice President

                                       THE CHASE MANHATTAN BANK

                                       By /s/ Peter Platter
                                              ---------------------------------
                                              Peter Platter
                                          Its Vice President

                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLAND BRANCHES

                                       By /s/ Susan A. Maros
                                              ---------------------------------
                                              Susan A. Maros
                                          Its Managing Director

                                       By /s/ Gary Overton
                                              ---------------------------------
                                              Gary Overton
                                          Its Director

                                       KEYBANK NATIONAL ASSOCIATION

                                       By /s/ Sherrie J. Manson
                                              ---------------------------------
                                              Sherrie J. Manson
                                          Its Vice President

                                       STATE STREET BANK AND TRUST COMPANY

                                       By /s/ Edward M. Anderson
                                              ---------------------------------
                                              Edward M. Anderson
                                          Its Vice President

                                       SUN TRUST BANK, ATLANTA

                                       By /s/ W. David Wisdom
                                              ---------------------------------
                                              W. David Wisdom
                                          Its Vice President